VERTEX ENERGY INC. 8-K

Exhibit 99.1

VERTEX ENERGY ANNOUNCES COMMERCIAL PRODUCTION OF RENEWABLE DIESEL AND ENTRY INTO WORKING CAPITAL FACILITY FOR RENEWABLE DIESEL BUSINESS

HOUSTON, TX / BUSINESSWIRE / May 31, 2023 / Vertex Energy, Inc. (NASDAQ: VTNR) ("Vertex" or the "Company"), a leading specialty refiner and marketer of high-quality refined products, today announced the successful completion of the startup procedures for its renewable diesel conversion project at its Mobile, Alabama, refining facility. Additionally, the Company announced that it has entered into a new working capital facility with existing liquidity provider, Macquarie Group’s Commodities and Global Markets business (“Macquarie”), to supply the necessary liquidity for securing feedstock for renewable diesel production.

Commercial Production of Renewable Diesel Now Underway

After a two-week period of downtime related to the previously disclosed repairs on the feedstock pumping system, repair and reinstallation operations have been successfully completed. Startup procedures were completed last week and the Company is pleased to report that the renewable diesel facility has achieved initial production as of May 27, 2023.

"We are grateful for the dedication and hard work put in by our team and contractors to successfully execute this conversion project in a safe and timely manner," said James Rhame, Chief Operating Officer at Vertex, who stated further, "It is a great achievement to see our project transition from concept to production, and we couldn't have done it without the focus and coordination of everyone involved."

Renewable Supply and Offtake Agreement With Macquarie

Vertex also announced the entry into a Renewable Supply and Offtake Agreement (“RSOA”) with existing liquidity provider, Macquarie for the liquidity needs required to acquire feedstock inventory and monetize renewable diesel and regulatory credits for its renewable diesel facility. . The new working capital facility is similar in nature to the existing Supply and Offtake Agreement in place with Macquarie used to monetize Vertex's crude oil feedstock and products needs on the conventional side of the business. The terms of the RSOA were filed with the SEC in a Current Report on Form 8-K concurrently with this release.

"Today, we mark a significant development milestone in our pursuit of excellence and innovation," said Benjamin P. Cowart, CEO at Vertex, who stated further, "Our team's exceptional achievements have propelled us forward, and we are proud to share this momentous occasion with our stakeholders who have stayed committed in the journey alongside us. This not only marks a historic accomplishment for this site and for Vertex, but for the great State of Alabama."

Stroock & Stroock & Lavan LLP acted as legal advisor to Vertex with respect to the transaction. The Company plans to commence the commercial sale of renewable diesel in June 2023, after receiving required EPA certifications for Renewable Identification Numbers.

About Vertex Energy

Vertex Energy is a leading energy transition company that specializes in producing both renewable and conventional fuels. Our innovative solutions are designed to enhance the performance of our customers and partners while also prioritizing sustainability, safety, and operational excellence. With a commitment to providing superior products and services, Vertex Energy is dedicated to shaping the future of the energy industry.

For further details, please visit www.vertexenergy.com.

FORWARD-LOOKING STATEMENTS

Certain of the matters discussed in this communication which are not statements of historical fact constitute forward-looking statements within the meaning of the securities laws, including the Private Securities Litigation Reform Act of 1995, that involve a number of risks and uncertainties. Words such as “strategy,” “expects,” “continues,” “plans,” “anticipates,” “believes,” “would,” “will,” “estimates,” “intends,” “projects,” “goals,” “targets” and other words of similar meaning are intended to identify forward-looking statements but are not the exclusive means of identifying these statements. Any statements made in this news release other than those of historical fact, about an action, event or development, are forward-looking statements. The important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation, the timing for required approvals and certifications to sell renewable diesel; the future production of the Mobile Refinery; anticipated and unforeseen events which could reduce future production at the refinery or delay planned capital projects, changes in commodity and credits values, and certain early termination rights associated with third party agreements and conditions precedent to such agreements; certain mandatory redemption provisions of the outstanding senior convertible notes, the conversion rights associated therewith, and dilution caused by such conversions; the Company’s ability to comply with required covenants under outstanding senior notes and a term loan and pay amounts due under such senior notes and term loan, including interest and other amounts due thereunder; the ability of the Company to retain and hire key personnel; the level of competition in our industry and our ability to compete; our ability to respond to changes in our industry; the loss of key personnel or failure to attract, integrate and retain additional personnel; our ability to protect our intellectual property and not infringe on others’ intellectual property; our ability to scale our business; our ability to maintain supplier relationships and obtain adequate supplies of feedstocks; our ability to obtain and retain customers; our ability to produce our products at competitive rates; our ability to execute our business strategy in a very competitive environment; trends in, and the market for, the price of oil and gas and alternative energy sources; the impact of inflation on margins and costs; the volatile nature of the prices for oil and gas caused by supply and demand, including volatility caused by the ongoing Ukraine/Russia conflict, increased interest rates, recessions and increased inflation; our ability to maintain our relationships with our partners; the outcome of pending and potential future litigation, judgments and settlements; rules and regulations making our operations more costly or restrictive; changes in environmental and other laws and regulations and risks associated with such laws and regulations; economic downturns both in the United States and globally, increases in inflation and interest rates, increased costs of borrowing associated therewith and potential declines in the availability of such funding; risk of increased regulation of our operations and products; disruptions in the infrastructure that we and our partners rely on; interruptions at our facilities; unexpected and expected changes in our anticipated capital expenditures resulting from unforeseen and expected required maintenance, repairs, or upgrades; our ability to acquire and construct new facilities; our ability to effectively manage our growth; decreases in global demand for, and the price of, oil, due to inflation, recessions or other reasons, including declines in economic activity or global conflicts; our ability to acquire sufficient amounts of used oil feedstock through our collection routes, to produce finished products, and in the absence of such internally collected feedstocks, and our ability to acquire third-party feedstocks on commercially reasonable terms; expected and unexpected downtime at our facilities; our level of indebtedness, which could affect our ability to fulfill our obligations, impede the implementation of our strategy, and expose us to interest rate risk; dependence on third party transportation services and pipelines; risks related to obtaining required crude oil supplies, and the costs of such supplies; counterparty credit and performance risk; unanticipated problems at, or downtime effecting, our facilities and those operated by third parties; risks relating to our hedging activities; and risks relating to planned and future divestitures and acquisitions.

Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this communication are described in the Company’s publicly filed reports, including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, and the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2023 and future Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. These reports are available at www.sec.gov. The Company cautions that the foregoing list of important factors is not complete. All subsequent written and oral forward-looking statements attributable to the Company or any person acting on behalf of the Company are expressly qualified in their entirety by the cautionary statements referenced above. Other unknown or unpredictable factors also could have material adverse effects on Vertex’s future results. The forward-looking statements included in this press release are made only as of the date hereof. Vertex cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, Vertex undertakes no obligation to update these statements after the date of this release, except as required by law, and takes no obligation to update or correct information prepared by third parties that are not paid for by Vertex. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Contact:

INVESTOR CONTACT

John Ragozzino Jr., CFA (ICR)

IR@vertexenergy.com